A&Q MASTERS FUND

PROSPECTUS and statement of additional information SUPPLEMENT dated March 2018

The information set forth below supplements and supersedes any contrary information contained in the Fund's Prospectus and Statement of Additional Information (the "SAI"), each dated August 1, 2017. Prospective investors are urged to read carefully the Fund's Prospectus, which is provided together with (or has preceded) this Supplement. The SAI is available upon request and without charge by writing the Fund at c/o UBS Hedge Fund Solutions LLC, 600 Washington Boulevard, Stamford, Connecticut 06901, or by calling (888) 793-8637. If the prospective investor wishes to invest in the Fund, the investor must complete, execute and return the Fund's Investor Certificate.

Effective March 31, 2018, (i) BNY Mellon Investment Servicing (US) Inc. ("BNY") will replace State Street Bank and Trust Company as the Fund's administrator, transfer agent and dividend disbursing agent, and (ii) The Bank of New York Mellon ("BONY") will replace State Street Bank and Trust Company as the Fund's custodian.

BNY's principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (877) 431-1973. BONY's principal business address is One Wall Street, New York, New York 10286.